FIRST AMENDMENT

TO

AGREEMENT AND PLAN OF MERGER

THIS FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER (the “Amendment”) is entered into as of January 15, 2013, by and among Canwealth Minerals Corporation, a Delaware corporation (“Canwealth”), USG1, Inc., a Delaware corporation (“USG1”), and Kimi Royer, as representative of the USG1 Stockholders (the “Stockholder Representative”). Canwealth, USG1 and the Stockholder Representative are sometimes collectively referred to herein as the “Parties.”

WITNESSETH

WHEREAS, the Parties entered into that certain Agreement and Plan of Merger, dated August 10, 2012 (the “Merger Agreement”).

WHEREAS, the Parties desire to amend the Merger Agreement as provided herein.

NOW, THEREFORE, in accordance with Section 5.02 of the Merger Agreement, the Parties hereby agree as follows:

1.            Defined terms used herein and not otherwise defined shall have the meanings ascribed to them in the Merger Agreement.

2.            The Outside Date shall be extended until January 31, 2013.

3.            This Amendment may be executed in any number of counterparts, all of which, when taken together, will be deemed to constitute one and the same agreement. Signatures delivered by facsimile or electronic mail shall be deemed original signatures for all purposes of this Amendment.

4.            Except for the amendment to the Merger Agreement specifically set forth in this Amendment, the Merger Agreement shall remain in full force and effect in all respects.

[Remainder of page intentionally left blank; signature pages follows.]

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IN WITNESS WHEREOF, the parties have executed this First Amendment to Agreement and Plan of Merger as of the date first written above.

CANWEALTH MINERALS
CORPORATION

By:	/s/ Garth McIntosh
Name: Garth McIntosh
Title: President, ICBS, Ltd.

USG1, INC.

By:	/s/ Kimi Royer
Name: Kimi Royer
Title: Chief Executive Officer

/s/ Kimi Royer
Kimi Royer, as Stockholder Representative

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